                                                                 EXHIBIT 10.2.4b

                            THIRD ADDENDUM TO LEASE
                            -----------------------


     This Third Addendum to Lease is made and entered into as of this 1ST day of MARCH, 1996, by and between JOHN D. DELLAGNESE III, hereinafter referred to as "Lessor" and TELXON CORPORATION, hereinafter referred to as "Lessee". Reference is made to that certain "Standard Office Lease (Modified Net Lease)" dated July 19, 1995, which, together with the Attachments, Exhibits, Addendum to Lease, and Second Addendum to Lease dated October 5, 1995 are hereinafter collectively referred to as the "Lease". In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control.

     This Third Addendum is made necessary because Lessee has requested that a change in occupancy date for the premises be made. It is accordingly agreed to by and between the parties as follows:

1. The term of the Lease remains for a period of five (5) years, with the new commencement date being March 1, 1996 and the new expiration date being February 28, 2001.

2. The Annual Base Rent for this Lease, which shall commence on March 1, 1996, shall be $74,924.76 per month(this includes $5,869.68 monthly in amortization).

3.   All other terms and conditions of Lease will remain in effect.

     IN WITNESS WHEREOF, the parties have set their hands on the dates hereinafter noted.

Signed and acknowledged                 LESSOR:
in the presence of:                     -------

/s/ Thomas A. Karcher                   /s/ John D. Dellagnese III
- ----------------------------------      ------------------------------------
                                        John D. Dellagnese III
/s/ Deborah L. Zushin                   (Executed this March 1st day of
- ----------------------------                           ---------
                                        March, 1996)
                                        -----    --

Signed and acknowledged                 LESSEE:
in the presence of:                     ------

/s/ Charles K. Prather                  TELXON CORPORATION
- ----------------------------------

                                        By: /s/ Dennis K. Oleksuk
                                            --------------------------------
                                            Title Director, Corporate Savings
                                                  --------------------------

                                             (Executed this 29th day of February 1996.
                                                            ----